UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 10, 2023, L3Harris Technologies, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with D. E. Shaw Oculus Portfolios, L.L.C and D. E. Shaw Valence Portfolios, L.L.C (such entities collectively, the “D. E. Shaw Parties”).

Pursuant to the Cooperation Agreement, the Company agreed, among other things, to (1) appoint Kirk S. Hachigian and William H. Swanson to the Company’s Board of Directors (the “Board”), effective immediately, each with a term expiring at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”); (2) nominate Mr. Hachigian and Mr. Swanson for election as directors of the Company at the 2024 Annual Meeting, with terms expiring at the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”); (3) form an ad hoc business review committee (the “Business Review Committee”) to assist the Board in conducting a review of the Company’s operational performance, cost structure and related margin improvement opportunities, portfolio composition, organizational structure and exploring other available opportunities to enhance shareholder value; (4) appoint one additional independent director to be identified by the D.E. Shaw Parties and reasonably acceptable to the Board (the “Additional New Director”), effective as of the date the Business Review Committee completes its review; and (5) if the appointment of the Additional New Director occurs on or prior to the 2024 Annual Meeting, nominate the Additional New Director for election as a director of the Company at the 2024 Annual Meeting, with a term expiring at the 2025 Annual Meeting.

Under the terms of the Cooperation Agreements, the D. E. Shaw Parties have agreed to customary standstill provisions through the date that is 30 calendar days prior to the expiration of the advance notice period for the nomination of directors for election at the 2025 Annual Meeting. The D.E. Shaw Parties have also agreed to certain voting commitments set forth in the Cooperation Agreement. The Company and the D. E. Shaw Parties have also agreed to mutual non-disparagement provisions for the duration of the standstill period.

The foregoing description of the Cooperation Agreements is only a summary, does not purport to be complete and is qualified in its entirety by the full text of the Cooperation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

Pursuant to the Cooperation Agreement, effective December 10, 2023, the Board increased the authorized number of directors constituting the Board from twelve to fourteen and appointed Mr. Hachigian and Mr. Swanson as directors for initial terms expiring at the 2024 Annual Meeting. Mr. Swanson was appointed to serve as a co-chair of the Business Review Committee, and Mr. Hachigian was appointed as a member of the Business Review Committee, each effective December 10, 2023. Mr. Hachigian and Mr. Swanson have not been appointed to any other committees at this time.

Kirk S. Hachigian, 64, brings over 25 years of international leadership and operational experience from senior executive roles at leading manufacturing and industrial companies. Mr. Hachigian previously served as Executive Chairman of JELD-WEN Holding, Inc., a global manufacturer of windows and doors, from 2016 to 2019; and as JELD-WEN’s Chairman and Chief Executive Officer from 2014 to 2016. His operational experience also includes his tenure at Cooper Industries plc, a global manufacturer of electrical products, where he served as Chairman and Chief Executive Officer from 2005 until the company’s $13 billion sale to Eaton Corporation in 2012. Prior to joining Cooper, Mr. Hachigian was an executive with General Electric Company for eight years, where he served in key management positions in Singapore and Mexico.

William (Bill) H. Swanson, 74, brings over 40 years of leadership experience and a track record of successfully managing complex, global aerospace and defense operations. Mr. Swanson was the Chief Executive Officer of Raytheon Company from 2003 to 2014 and served as Chairman from 2004 until his retirement in 2014. He joined Raytheon in 1972 and held a wide range of leadership positions with the company, including President of Raytheon from 2002 to 2004, Executive Vice President of Raytheon and President of its Electronic Systems division from 2000 to 2002, and Executive Vice President of Raytheon and Chairman and Chief Executive Officer of Raytheon Systems Company from 1998 to 2000. Mr. Swanson was also awarded the Navy Distinguished Civilian Service Award, the highest award the Secretary of the Navy confers onto a civilian.

As non-employee directors on the Board, Mr. Hachigian and Mr. Swanson will initially be compensated for their service as directors in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 4, 2021, and, effective as of January 1, 2024, will be compensated for their service as directors in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 24, 2023, each of which is incorporated in this Item 5.02 by reference.

Except as disclosed above under Item 1.01, there are no arrangements or understandings between Mr. Hachigian or Mr. Swanson and any other persons pursuant to which they were selected as directors, and there are no transactions in which the Company was or is to be a participant and in which either Mr. Hachigian or Mr. Swanson had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 11, 2023, the Company issued a press release announcing the Cooperation Agreement, the appointments of Mr. Hachigian and Mr. Swanson and certain of the other matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K that is furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
10.1	Cooperation Agreement, dated December 10, 2023, by and among L3Harris Technologies, Inc., D. E. Shaw Oculus Portfolios, L.L.C and D. E. Shaw Valence Portfolios, L.L.C.*
99.1	Press Release issued by L3Harris Technologies, Inc. on December 11, 2023.
104	Cover Page Interactive Data File formatted in Inline XBRL
* Certain schedules and exhibits have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or exhibit to the Securities and Exchange Commission or its staff upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 11, 2023		Title:	Senior Vice President, General Counsel and Secretary

3